The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com
Media Contact: Betsy E. Ertel, 513-603-5323
Media_Inquiries@cinfin.com

The Cincinnati Insurance Company’s Chief Insurance Officer to Retire

Cincinnati, August 20, 2018 - Cincinnati Financial Corporation (Nasdaq: CINF) announced that Jacob F. Scherer, Jr., chief insurance officer and executive vice president of its lead subsidiary, The Cincinnati Insurance Company, plans to retire in August 2019.
Steven J. Johnston, president and chief executive officer, commented: “Uniting our property casualty operations under J.F.’s leadership fostered a high level of collaboration that’s allowed our company to advance our growth, our profitability and our service to agents. Thanks to his guidance, we have a new generation of leaders ready to keep the company moving forward - leaders who he instilled with the clear understanding of the advantages we earn through our unwavering support of the independent agency system.”
Leadership changes to be effective January 1, 2019, include:

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Stephen M. Spray, senior vice president - Commercial Lines, will become chief insurance officer and assume executive oversight of the company’s property casualty insurance operations. An insurance industry veteran with almost 30 years of experience, Spray has served as an agent, an underwriter and a field marketing representative. He also helped establish the company’s excess and surplus lines operations, created the Target Markets division and led property casualty sales and marketing.

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Sean M. Givler, CIC, CRM, senior vice president - Sales & Marketing, will assume leadership of the company’s commercial lines operations. Givler has held a variety of positions of increasing responsibility over his more than 20 years with the company in underwriting and field sales. Most recently, he was the senior executive responsible for relationships with the company’s independent agents and for the execution of its field strategy.

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Angela O. Delaney, assistant secretary - Sales Field, will assume leadership of property casualty insurance sales and marketing operations. Delaney currently oversees field marketing representatives and agency relationships in Idaho, Iowa, Montana, Oregon, South Dakota and Washington. She began her insurance career in 1988 and joined the company in 1998. Since then, Delaney has held positions of increasing authority and responsibility in field sales and was appointed as an officer of Cincinnati Insurance earlier this year.

Johnston continued: “Steve is ready for this next challenge. Because he’s been in leadership roles across our organization, Steve has a deep understanding of what it will take for us to succeed far into the future. I’m confident that under his direction our property casualty insurance team will continue to strengthen.
“Sean has been working closely with Steve to undertake a collaborative approach to underwriting both new and renewal commercial lines business. Because of that experience, he’s uniquely qualified to continue building on those initiatives in his new leadership role in commercial lines.
“Angie has a keen understanding of the value that our field strategy brings to our independent agents through local decision making and services that augment the agent’s ability to serve their best customers. She’ll draw on her sales field experience to continuing building relationships and enthusiasm for our agency-centered model.”
Johnston concluded: “Our leadership team aspires to heighten the company’s competitive points of difference and to achieve industry-leading growth and profitability. Our foundation is strong, giving us every opportunity to keep building and adding value for our shareholders, agents, associates and policyholders.”

About Cincinnati Financial
Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:                            Street Address:
P.O. Box 145496                                6200 South Gilmore Road
Cincinnati, Ohio 45250-5496                        Fairfield, Ohio 45014-5141

Safe Harbor
This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2017 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 30.
Factors that could cause or contribute to such differences include, but are not limited to:

•	Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

•	Increased frequency and/or severity of claims or development of claims that are unforeseen at the time of policy issuance

•	Inadequate estimates, assumptions or reliance on third-party data used for critical accounting estimates

•	Declines in overall stock market values negatively affecting the company’s equity portfolio and book value

•
Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest rate fluctuations that result in declining values of fixed-maturity investments, including declines in accounts in which we hold bank-owned life insurance contract assets

•	Domestic and global events resulting in capital market or credit market uncertainty, followed by prolonged periods of economic instability or recession, that lead to:

◦	Significant or prolonged decline in the fair value of a particular security or group of securities and impairment of the asset(s)

◦	Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities

◦	Significant rise in losses from surety and director and officer policies written for financial institutions or other insured entities

•	Recession or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies

•
Difficulties with technology or data security breaches, including cyberattacks, that could negatively affect our ability to conduct business; disrupt our relationships with agents, policyholders and others; cause reputational damage, mitigation expenses and data loss and expose us to liability under federal and state laws.

•	Disruption of the insurance market caused by technology innovations such as driverless cars that could decrease consumer demand for insurance products

•
Delays, inadequate data developed internally or from third parties, or performance inadequacies from ongoing development and implementation of underwriting and pricing methods, including telematics and other usage-based insurance methods, or technology projects and enhancements expected to increase our pricing accuracy, underwriting profit and competitiveness

•	Increased competition that could result in a significant reduction in the company’s premium volume

•	Changing consumer insurance-buying habits and consolidation of independent insurance agencies that could alter our competitive advantages

•
Inability to obtain adequate ceded reinsurance on acceptable terms, amount of reinsurance coverage purchased, financial strength of reinsurers and the potential for nonpayment or delay in payment by reinsurers

•	Inability to defer policy acquisition costs for any business segment if pricing and loss trends would lead management to conclude that segment could not achieve sustainable profitability

•	Inability of our subsidiaries to pay dividends consistent with current or past levels

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

◦	Downgrades of the company’s financial strength ratings

◦	Concerns that doing business with the company is too difficult

◦	Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

◦	Inability or unwillingness to nimbly develop and introduce coverage product updates and innovations that our competitors offer and consumers expect to find in the marketplace

•	Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:

◦	Impose new obligations on us that increase our expenses or change the assumptions underlying our critical accounting estimates

◦	Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

◦	Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

◦
Add assessments for guaranty funds, other insurance‑related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

◦	Increase our provision for federal income taxes due to changes in tax law

◦	Increase our other expenses

◦	Limit our ability to set fair, adequate and reasonable rates

◦	Place us at a disadvantage in the marketplace

◦	Restrict our ability to execute our business model, including the way we compensate agents

•	Adverse outcomes from litigation or administrative proceedings

•
Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others

•	Events, such as an epidemic, natural catastrophe or terrorism, that could hamper our ability to assemble our workforce at our headquarters location
Further, the company’s insurance businesses are subject to the effects of changing social, global, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.
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